Item 5.  Other Events
         On November 7, 1994, the Registrant further amended the $500 million credit agreement dated as of November 12, 1991, as amended as of November 8, 1993, among the Registrant, the banks listed therein, and Bankers Trust Company, as agent. The 1994 amendment, among other items, extended the final maturity date from November 7, 1997 to November 8, 1999 and increased the total commitment of the banks from $500 million to $800 million. The $200 million line of credit agreement dated as of November 12, 1991, as amended, expired on November 7, 1994 in accordance with its terms.

Item 7.  Exhibit
(10) Second Amendment dated as of November 7, 1994 to the Credit Agreement dated as of November 12, 1991 as amended among the Registrant, the banks listed therein, and Bankers Trust Company, as agent.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        McGraw-Hill, Inc.

                                        By: /s/  Robert N. Landes
                                            -----------------------
                                            Robert N. Landes
                                            Executive Vice President
Dated:  November 15, 1994

                                EXHIBIT INDEX



(10) Second Amendment dated as of November 7, 1994 to the Credit Agreement dated as of November 12, 1991 as amended among the Registrant, the banks listed therein, and Bankers Trust Company, as agent.

                                                                    EXHIBIT 10
                                                                       EXECUTION


                               MCGRAW-HILL, INC.
                      SECOND AMENDMENT TO CREDIT AGREEMENT


         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "SECOND AMENDMENT") is dated as of November 7, 1994 and entered into by and among MCGRAW-HILL, INC., a New York corporation (the "BORROWER"), the BANKS signatory hereto (each, a "BANK" and collectively, the "BANKS"), The Chase Manhattan Bank, N.A. and Citibank, N.A., as Co-Agents for the Banks (in such capacity, each a "CO-AGENT" and collectively, the "CO-AGENTS") and BANKERS TRUST COMPANY, a New York banking corporation, as Agent for the Banks (in such capacity, the "AGENT").


                                R E C I T A L S


         WHEREAS, the Borrower, certain of the Banks and Agent are parties to that certain Credit Agreement dated as of November 12, 1991, as amended by that certain First Amendment to Credit Agreement dated November 8, 1993 (the "AGREEMENT"; unless otherwise defined in this Second Amendment, capitalized terms used herein shall have the meanings assigned to such terms in the Agreement);

         WHEREAS, the parties hereto desire to amend the Agreement to, among other things, (i) increase the amount of the Total Commitment, (ii) extend the Final Maturity Date thereof, (iii) provide for the payment of a facility fee,
(iv) change the calculation of the Applicable Borrowing Margin, (v) provide for the payment, under certain circumstances, of a utilization fee and (vi) eliminate certain financial covenants;

         WHEREAS, the parties hereto desire to amend and restate the Revolving Notes and the Swing Line Note, as necessary, to reflect the amendments to the Agreement effected by this Second Amendment; and

         WHEREAS, certain of the Banks which are currently parties to the Agreement desire to cease being parties to the Agreement.

         NOW, THEREFORE, in consideration of the premises and the terms and conditions herein contained, the Borrower, the Banks and Agent hereby agree as follows:

                                   SECTION 1
                                  DEFINITIONS

1.1      CERTAIN DEFINED TERMS; CONSTRUCTION.

         The words "herein", "hereof", "hereunder" and other words of similar import refer to this Second Amendment as a whole and not to any particular Section or subsection. The captions herein are for convenience of reference only and shall not define or limit the provisions hereof. As used herein, the following terms shall have the following meanings:

               `EXITING BANK' means each bank listed on the final signature page hereof and designated as an Exiting Bank thereon.

               `ORIGINAL BANK' means each Bank party to the Agreement prior to the Second Amendment Effective Date.

               `SECOND AMENDED AND RESTATED NOTES' means the Second Amended and Restated Revolving Notes and the Second Amended and Restated Swing Line Note, collectively.

               `SECOND AMENDED AND RESTATED REVOLVING NOTES' means those certain promissory notes of the Borrower delivered pursuant to Section 4 hereof in substantially the form of Exhibit A hereto.

               `SECOND AMENDED AND RESTATED SWING LINE NOTE' means that certain promissory note of the Borrower delivered pursuant to Section 4 hereof in substantially the form of Exhibit B hereto.

               `SECOND AMENDMENT EFFECTIVE DATE' shall have the meaning set forth in Section 4 hereof."


                                   SECTION 2
                          AMENDMENTS TO THE AGREEMENT

         On the basis of the representations and warranties contained in this Second Amendment, and subject to the terms and conditions of this Second Amendment, the Banks, the Agent and the Borrower agree as follows:

2.1      ADDITION OF NEW DEFINITIONS.

         Subsection 1.1 of the Agreement is hereby amended by adding the following definitions in the proper alphabetical order:

               "Co-Agents" means each of Citibank, N.A. and the Chase Manhattan Bank, N.A. in their capacities as Co-Agents under this Agreement.

               `Facility Fee' has the meaning assigned to that term in Section 2.7D.

               `FACILITY FEE PAYMENT DATE' has the meaning assigned to that term in Section 2.7D.

               `SECOND AMENDMENT' means the Second Amendment dated as of November 7, 1994 to this Agreement.

               `SECOND AMENDMENT EFFECTIVE DATE' has the meaning set forth in
         Section 4 of the Second Amendment.

               `UTILIZATION FEE' has the meaning assigned to that term in
         Section 2.7E."

2.2      AMENDMENT OF DEFINITIONS.

         The definition of "Applicable Borrowing Margin" is hereby amended to read in its entirety as follows:

               "`APPLICABLE BORROWING MARGIN' means a rate per annum equal to:

                          (a) with respect to Syndicated Loans or Swing Line Loans that are Prime Rate Loans:

                                  (i)      0%; or

                                  (ii)     (A) upon the occurrence and during
                          the continuance of an Event of Default under Section 7.1, 7.7 or 7.8 hereof, 2%; or (B) after 100 days have elapsed since the occurrence and during the continuance of any other Event of Default, 1%; and

                          (b) with respect to Syndicated Loans that are CD Rate Loans:

                                  (i)      at any time of the calculation
                          thereof, the Applicable Borrowing Margin set forth opposite the then- current Debt Rating of the Borrower in the chart below, as such Debt Rating is set forth on the most recent Interest Rate Certificate delivered to the Agent and the Banks:

                                                                              APPLICABLE
                                                                              BORROWING
                                              DEBT RATING                      MARGIN
                                     A/A2 and Higher                           .285%

                                     A-/A3                                     .315%

                                     BBB+/Baa1                                 .355%
                                     BBB/Baa2 and Lower                        .400%


                                  (ii)     (A) upon the occurrence and during
                          the continuance of an Event of Default under Section 7.1, 7.7 or 7.8 hereof, the rate as determined in accordance with clause (b)(i) above,plus 2%; or (B) after 100 days have elapsed since the occurrence and during the continuance of any other Event of Default, the rate as determined in accordance with clause
                          (b)(i) above,plus 1%; and

                          (c) with respect to Syndicated Loans that are Eurodollar Rate Loans:

                                  (i)      at any time of the calculation
                          thereof, the Applicable Borrowing Margin set forth opposite the then-current Debt Rating of the Borrower in the chart below, as such Debt Rating is set forth on the most recent Interest Rate Certificate delivered to the Agent and the Banks:


                                                                              APPLICABLE
                                                                              BORROWING
                                               DEBT RATING                     MARGIN
                                     A/A2 and Higher                           .160%

                                     A-/A3                                     .190%

                                     BBB+/Baa1                                 .230%

                                     BBB/Baa2 and Lower                        .275%

                                  (ii)     (A) upon the occurrence and during
                                           the continuance of an Event of
                                           Default under Section 7.1, 7.7 or
                                           7.8 hereof, the rate as determined
                                           in accordance with clause (c)(i)
                                           above,plus 2%; or (B) after 100 days
                                           have elapsed since the occurrence
                                           and
                                           during the continuance of any other
                                           Event of Default, the rate as
                                           determined in accordance with clause
                                           (c)(i) above, plus 1%."

         The definition of "COMMITMENT" is hereby amended to read in its entirety as follows:

               "`COMMITMENT' means, at any time any determination thereof is to be made, the maximum commitment (whether or not then utilized) of each Bank then in effect to extend credit hereunder, which in the case of each Bank shall be the amount specified on its signature page to the Second Amendment or on Schedule I to any relevant Transfer Supplement, as the case may be."

         The definition of "FINAL MATURITY DATE" is hereby amended to read in its entirety as follows:

               "`FINAL MATURITY DATE' means November 8, 1999."

         The definition of "INTEREST RATE CERTIFICATE" is hereby amended to read in its entirety as follows:

               "`INTEREST RATE CERTIFICATE' means an Officer's Certificate setting forth (i) the Debt Rating for the Borrower on the date of such Interest Rate Certificate and (ii) in the case of any Interest Rate Certificate delivered (a) upon the making of any Fixed Rate Loan and
         (b) while any Fixed Rate Loan is outstanding, the Applicable Borrowing Margin in respect of each Fixed Rate Loan being made or then outstanding, as the case may be."

         The definition of "PAYMENT OFFICE" is hereby amended to read in its entirety as follows:

               "`PAYMENT OFFICE' means the office of the Agent or any Bank, as the case may be, designated as such on the signature pages of the Second Amendment or such other office as to which the Agent or such Bank shall notify the Borrower, the Agent and other Banks in writing."

         The definition of "PRO RATA SHARE" is hereby amended to read in its entirety as follows:

               "`PRO RATA SHARE' means, when used with reference to any Bank and any described aggregate or total amount, the percentage designated as such Bank's Pro Rata Share set forth under the name of such Bank on the applicable signature page of the Second Amendment or on Schedule I to any relevant Transfer Supplement, as the case may be."

         The definition of "REVOLVING NOTES" is hereby amended to read in its entirety as follows:

               "`REVOLVING NOTES' means the promissory notes of the Borrower issued pursuant to Section 2.4A hereof in substantially the form of Exhibit A to the Second Amendment, as such promissory notes may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and in effect."

         The definition of "SWING LINE NOTE" is hereby amended to read in its entirety as follows:

               "`SWING LINE NOTE' means the promissory note of the Borrower issued pursuant to Section 2.12D and in substantially the form of Exhibit B to the Second Amendment, as such Swing Line Note may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and in effect."

         The definition of "TOTAL COMMITMENT" is hereby amended to read in its entirety as follows:

               "`TOTAL COMMITMENT' means, as at any date of determination, the lesser of (i) $800,000,000 or (ii) the aggregate Commitments of all the Banks then in effect (as such Commitments may be adjusted from time to time pursuant to the second sentence of Section 2.1 hereof) plus the aggregate principal amount of Competitive Bid Loans and Swing Line Loans then outstanding, if any."

         The following definitions are hereby deleted in their entirety:

               "CONSOLIDATED INTEREST EXPENSE COVERAGE RATIO", "INDEBTEDNESS TO EQUITY RATIO" and "LINE OF CREDIT".

2.3      THE REVOLVING NOTES.

         Subsection 2.4A of the Agreement is hereby amended (i) by deleting the reference to "the First Amendment Effective Date" contained in clause (ii) thereof and substituting a reference to "the Second Amendment Effective Date" therefor, and (ii) by deleting the reference to "Exhibit A to the First Amendment" contained in clause (vii) thereof and substituting a reference to "Exhibit A to the Second Amendment" therefor.

2.4 AMENDMENT OF THE BANKS' COMMITMENT COMMISSIONS AND ADDITION OF UTILIZATION FEE.

         Subdivision (ii) of subsection 2.7A of the Agreement is hereby amended to read in its entirety as follows:

               "(ii)     in the case of Commitment Commissions payable after
         the First Amendment Effective Date to but excluding the Second Amendment Effective Date, in an amount equal to the number of basis points set forth opposite the then-current Debt Rating of the Borrower in the chart below:


                                                                   NUMBER OF
                                  DEBT RATING                     BASIS POINTS
                   A/A2 and Higher                                   13.00

                   A-/A3                                             18.00

                   BBB+/Baa1 and BBB/Baa2                            22.00
                   BBB- and Lower                                    25.00


         multiplied by the full amount of the Total Commitment (as in effect on and after the First Amendment Effective Date but prior to the Second Amendment Effective Date).

               All Commitment Commissions shall be payable in arrears on the last day of each Fiscal Quarter of each year, on the First Amendment Effective Date, and on the Second Amendment Effective Date (each such day, a "COMMITMENT COMMISSION PAYMENT DATE"), and the applicable
         Debt Rating shall be determined by reference to the most recent Interest Rate Certificate delivered to the Agent and the Banks. Payment of the Commitment Commissions will commence on the first Commitment Commission Payment Date to occur after the Effective Date, and the amount of Commitment Commissions payable on any Commitment Commission Payment Date shall be calculated on the basis of a 360-day year and the actual number of days elapsed since (i) the Effective Date, in the case of the first such payment, and (ii) the previous Commitment Commission Payment Date, with respect to subsequent payments."

         Subsection 2.7 is hereby further amended by amending and restating subdivision D thereof as set forth below and adding a new subdivisions E and F as set forth below:

               "`D.     BANKS' FACILITY FEE.  Borrower agrees to pay, from
         and after the Second Amendment Effective Date, to Agent for distribution to each Bank based upon its Pro Rata Share, a facility fee (the "FACILITY FEE") in an amount equal to the number of basis points set forth opposite the then current Debt Rating of the Borrower in the chart below:


                                                                 NUMBER OF
                                DEBT RATING                     BASIS POINTS
                 A/A2 and Higher                                    9.00

                 A-/A3                                             12.50

                 BBB+/Baa1                                         15.00
                 BBB/Baa2 and Lower                                17.50


         multiplied by the full amount of the Total Commitment (as in effect on and after the Second Amendment Effective Date).

               The Facility Fee shall be payable in arrears on the last day of each Fiscal Quarter of each year and on the date the Total Commitment expires or terminates (each such day, a "FACILITY FEE PAYMENT
         DATE"), and the applicable Debt Rating shall be determined by reference to the most recent Interest Rate Certificate delivered to the Agent and the Banks. Payment of the Facility Fee will commence on the first Facility Fee Payment Date to occur after the Second Amendment Effective Date, and the amount of the Facility Fee payable on any Facility Fee Payment Date shall be calculated on the basis of a 360-day year and the actual number of days elapsed since (i) the Second Amendment Effective Date, in the case of the first such payment, and (ii) the previous Facility Fee Payment Date, with respect to subsequent payments."

               "E.       BANKS' UTILIZATION FEE.  Borrower agrees to pay, from
         and after the Second Amendment Effective Date, to the Agent for distribution to each Bank based upon its Pro Rata Share, a utilization fee (the "UTILIZATION FEE") equal to .075% per annum multiplied by the aggregate principal amount of Syndicated Loans and Swing Line Loans outstanding from time to time; provided that such Utilization Fee shall only be payable with respect to such time as the aggregate principal amount of Syndicated Loans and Swing Line Loans equals or exceeds 50% of the Total Commitments. The Utilization Fee shall be payable in arrears on the last day of each Fiscal Quarter of each year and on the date the Total Commitment expires or terminates and shall be calculated on the basis of a 360-day year and actual number of days elapsed during the period during which the Utilization Fee accrues.

               F. TIME OF PAYMENT. The Borrower shall make payment of each Bank's Commitment Commissions, Facility Fee and Utilization Fee and of the Agent's Fee hereunder, not later than Noon (New York City time) on the date when due in freely transferable U.S. Dollars and in immediately available funds, to the Agent at its Payment Office."

2.5      SWING LINE NOTE.

         Subsection 2.12D of the Agreement is hereby amended to read in its entirety as follows:

               "D.       SWING LINE NOTE.  The Borrower shall duly execute and
         deliver to BT Co a Swing Line Note substantially in the form of Exhibit B to the Second Amendment to evidence BT Co's Swing Line Loans, in the principal amount of $75,000,000."

2.6      CONDITIONS TO INITIAL LOANS.

         Subsection 3.1 of the Agreement is hereby amended by deleting the reference to "Exhibit A to the First Amendment" contained in Paragraph A, clause 6 thereof and substituting a reference to "Exhibit A to the Second Amendment" therefor.

2.7      SPECIAL CONDITION TO INITIAL SWING LINE LOANS.

         Subsection 3.3 of the Agreement is hereby amended by deleting the reference to "Exhibit B to the First Amendment" contained therein and substituting a reference to "Exhibit B to the Second Amendment" therefor.

2.8      DELETION OF CERTAIN FINANCIAL COVENANTS.

         Subsection 6.3 is hereby amended by deleting subdivisions B and C in their entirety.

2.9      ADDITION OF CO-AGENTS.

         Section 9 is hereby amended by adding the following Subsection 9.17 thereto.

         "9.17           DESIGNATION OF CO-AGENTS.

               Each of The Chase Manhattan Bank, N.A. and Citibank, N.A. are hereby designated as Co-Agents under this Agreement. Co-Agents shall not have any of the rights or duties of the Agent hereunder."

                                   SECTION 3
                         REPRESENTATIONS AND WARRANTIES

In order to induce the Banks to enter into this Second Amendment, the Borrower hereby represents and warrants to the Banks that:

3.1      AUTHORIZATION.

         The Borrower has all requisite corporate power and authority to execute and deliver this Second Amendment and to perform the transactions contemplated hereby and to issue, deliver and make payments in respect of the Second Amended and Restated Notes. The execution, delivery and performance of this Second Amendment have been duly authorized by all necessary corporate action by the Borrower and the issuance, delivery and making of payments in respect of the Second Amended and Restated Notes have been duly authorized by all necessary corporate action by the Borrower.

3.2      NO CONFLICT.

         The execution, delivery and performance by the Borrower of this Second Amendment, the issuance, delivery and making of payments in respect of the Second Amended and Restated Notes by the Borrower and the consummation of any transaction contemplated by this Second Amendment do not and will not (i) violate any provision of law applicable to the Borrower, or any of its Material Subsidiaries, the Certificate of Incorporation or By-laws of the Borrower or any of its Material Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Material Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of the Borrower or any of its Material Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the material properties or assets of the Borrower or any of its Material Subsidiaries or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of the Borrower or any of its Material Subsidiaries other than such approvals or consents which have been obtained or will be obtained on or before the Second Amendment Effective Date; except for any violation, conflict, default, breach, Lien or lack of approval the existence of which would not have a Material Adverse Effect.

3.3      GOVERNMENT CONSENTS.

         The execution, delivery and performance by the Borrower of this Second Amendment and the issuance, delivery and making of payments in respect of the Second Amended and Restated Notes by the Borrower do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body other than any such registration, consent, approval, notice or other action which has been duly made, given or taken.

3.4      BINDING OBLIGATIONS.

         Each of this Second Amendment and the Second Amended and Restated Notes has been duly executed and delivered by the Borrower and is the legally valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

3.5      INCORPORATION OF REPRESENTATIONS.

         Each representation and warranty of the Borrower contained in the Agreement is true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of the Second Amendment Effective Date; provided, however, that (i) each reference to the Agreement shall be deemed to be a dual reference to this Second Amendment and to the Agreement as amended by this Second Amendment and
(ii) each reference to the Closing Date shall be deemed to be a reference to the Second Amendment Effective Date.


                                   SECTION 4
                          CONDITIONS TO EFFECTIVENESS

         This Second Amendment shall become effective on November 7, 1994; provided that, on or prior to such date, each of the following conditions precedent shall be satisfied (such date, the "SECOND AMENDMENT EFFECTIVE DATE"):

4.1      RECEIPT OF SECOND AMENDMENT.

         Agent shall have received a duly executed counterpart of this Second Amendment from each party hereto.

4.2      RECEIPT OF SECOND AMENDED AND RESTATED NOTES.

         The Borrower shall have delivered to each Bank a Second Amended and Restated Revolving Note in the form of Exhibit A attached hereto, drawn to the order of such Bank and with appropriate insertions and giving effect to the amendments to the Agreement contained herein. The Borrower shall also have delivered to BT Co a Second Amended and Restated Swing Line Note in the form of Exhibit B attached hereto, drawn to the order of BT Co and with appropriate insertions and giving effect to the amendments to the Agreement contained herein.

4.3      NO OUTSTANDING LOANS.

         No Loan shall be outstanding under the Agreement and the Borrower shall not have delivered a Notice of Borrowing to Agent with respect to any Loan; provided, that after the Second Amendment Effective Date, the Borrower may request that Loans be made under the Agreement in accordance with the terms thereof.

4.4      COMMITMENT COMMISSIONS.

         The Borrower shall have paid to the Agent for distribution to each Original Bank based on its Pro Rata Share (prior to giving effect to the provision of this Second Amendment), the Commitment Commissions payable on the Second Amendment Effective Date.

4.5      OFFICER'S CERTIFICATE.

         Agent shall have received from the Borrower an Officer's Certificate of the Borrower dated as of the Second Amendment Effective Date to the effect that (i) each representation and warranty of the Borrower contained in this Second Amendment and the Agreement is true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on the Second Amendment Effective Date; (ii) no event shall have occurred and be continuing or would result from the execution, delivery or performance of this Second Amendment and after giving effect to this Second Amendment that constitutes or would constitute an Event of Default or Unmatured Event of Default; (iii) attached to such Officer's Certificate are resolutions of the Board of Directors of the Borrower approving and authorizing the execution, delivery, and performance of this Second Amendment and approving and authorizing the issuance, delivery and making of payments in respect of the Second Amended and Restated Notes; (iv) set forth therein is the signature and incumbency of any officer executing this Second Amendment and the Second Amended and Restated Notes on behalf of the Borrower; and (v) attached to such Officer's Certificate are the Certificate of Incorporation and By-laws of the Borrower as in effect as of the date thereof.

4.6      LEGAL OPINION.

         Agent shall have received originally executed copies of the opinion of Robert N. Landes, Executive Vice President and General Counsel to the Borrower, dated as of the Second Amendment Effective Date and in substantially the form of Exhibit C, attached hereto.

4.7      NO ORDER, ETC.

         No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain the Borrower from consummating the transactions contemplated by this Second Amendment.

4.8      FURTHER ASSURANCES.

         All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Second Amendment and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Banks, Agent and their respective counsel and the Agent, the Banks and such counsel shall have received all such counterpart originals or certified copies of such documents as they may reasonably request.


                                   SECTION 5
                          REPLACEMENT OF CERTAIN BANKS

         On and after the Second Amendment Effective Date, each Exiting Bank shall cease to be a Bank party to the Agreement for any purpose thereof except that, each Exiting Bank shall continue to be deemed a Bank solely for the purposes of Section 9.3 of the Agreement and solely with respect to indemnified liabilities (as such term is defined in Section 9.3 of the Agreement) arising prior to the Second Amendment Effective Date. On the Second Amendment Effective Date, the Revolving Note previously issued to each Exiting Bank shall be deemed to be cancelled, and shall be cancelled by such Bank, and each Exiting Bank shall deliver to the Borrower its cancelled Revolving Note previously issued.


                                   SECTION 6
                                 MISCELLANEOUS

6.1      EFFECT OF SECOND AMENDMENT.

         Except as specifically provided herein, this Second Amendment does not in any way waive, amend, modify, affect or impair the terms and conditions of the Agreement, including, without limitation, any rights or remedies upon the occurrence of an Unmatured Event of Default or Event of Default thereunder, and all terms and conditions of the Agreement, including such rights and remedies, are to remain in full force and effect unless otherwise specifically amended, waived or changed pursuant hereto.

         On and after the Second Amendment Effective Date, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Second Amendment.

         This Second Amendment constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, representations or other arrangements, whether express or implied, written or oral, of the parties in connection therewith except to the extent expressly incorporated or specifically referred to herein.

6.2      COUNTERPARTS.

         This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

6.3      EXPENSES.

         Upon receipt of an appropriate supporting invoice, the Borrower hereby agrees that it shall reimburse Agent in full for all of the actual and reasonable costs and expenses of the Agent and its counsel incurred in connection with the negotiation, preparation, execution and delivery of this Second Amendment and the exhibits hereto and all matters incidental hereto.

6.4      CANCELLATION AND RETURN OF PREVIOUSLY ISSUED NOTES.

         Upon the receipt by an Original Bank of its Second Amended and Restated Revolving Note duly issued by the Borrower, the previously issued Revolving Note issued to such Original Bank which is being amended and restated thereby shall be deemed to be cancelled, and shall be cancelled by such Original Bank and returned by such Original Bank to the Borrower, and all obligations represented thereby shall continue to be represented by the Second Amended and Restated Revolving Note issued in replacement thereof. Upon the receipt by BT Co of the Second Amended and Restated Swing Line Note duly issued by the Borrower, the Swing Line Note previously issued to BT Co which is being amended and restated thereby shall be deemed to be cancelled, and shall be cancelled by BT Co and returned by BT Co to the Borrower, and all obligations represented thereby shall continue to be represented by the Second Amended and Restated Swing Line Note issued in replacement thereof.

6.5      GOVERNING LAW.

         THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF

THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.


                                        BORROWER:

                                        MCGRAW-HILL, INC.

                                        By: /s/ Frank D. Penglase
                                            -------------------------------
                                            Name: Frank D. Penglase
                                            Title:  Senior Vice President &
                                            Treasurer


                                        Notice Address and Payment Office:

                                        McGraw-Hill, Inc.
                                        1221 Avenue of the Americas
                                        New York, New York 10020
                                        Attention:       Frank Penglase
                                        (with a copy to the General Counsel)
                                        Telephone No.:   (212) 512-6504
                                        Telecopy No.:    (212) 512-4078

                                        BANKS, AGENT AND CO-AGENTS:


                                        BANKERS TRUST COMPANY,
                                        as a Bank and as Agent


                                        By: /s/ Mary Kay Coyle
                                            ----------------------
                                            Name:  Mary Kay Coyle
                                            Title:  Vice President


                                        Notice Address and Payment Office:

                                        Bankers Trust Company
                                        280 Park Avenue
                                        New York, New York 10017
                                        Attention:       Gregory Paul
                                                         John Hopley
                                        Telephone No.:   (212) 250-3823
                                        Telecopy No.:    (212) 250-7218


                                        Commitment:      $74,666,666.68
                                        Pro Rata Share:  9.33333333500%

                                        CITIBANK, N.A.,
                                        as a Bank and as Co-Agent


                                        By: /s/  Robert A. Keller
                                            --------------------------------
                                            Name:  Robert A. Keller
                                            Title:  Assistant Vice President


                                        Notice Address and Payment Office:

                                        Citibank, N.A.
                                        4th Floor - Zone 17
                                        399 Park Avenue
                                        New York, New York 10043
                                        Attention:       Robert A. Keller
                                        Telephone No.:   (212) 559-4257
                                        Telecopy No.:    (212) 593-0054


                                        Commitment:      $74,666,666.66
                                        Pro Rata Share:  9.33333333250%

                                        THE CHASE MANHATTAN BANK, N.A.,
                                        as a Bank and as Co-Agent


                                        By: /s/  Bruce Langenkamp
                                            -----------------------
                                            Name:  Bruce Langenkamp
                                            Title:  Vice President


                                        Notice Address and Payment Office:

                                        The Chase Manhattan Bank, N.A.
                                        One Chase Manhattan Plaza
                                        New York, New York 10081
                                        Attention:       Bruce Langenkamp
                                        Telephone No.:   (212) 552-6123
                                        Telecopy No.:    (212) 552-0259


                                        Commitment:      $74,666,666.66
                                        Pro Rata Share:  9.33333333250%

                                        BANK OF AMERICA ILLINOIS,
                                        (as successor to Continental Bank)
                                                   as a Bank


                                        By: /s/ R. Vernon Howard, Jr.
                                            ----------------------------
                                            Name:  R. Vernon Howard, Jr.
                                            Title:  Authorized Officer

                                        Notice Address:

                                        Bank of America Illinois
                                        231 South LaSalle Street, 9J
                                        Chicago, Illinois  60697
                                        Attention:       Novona Dillard
                                        Telephone No.:   (312) 828-6148
                                        Telecopy No.:    (312) 828-5140


                                        With a Copy to:

                                        Bank of America Illinois
                                        335 Madison Avenue
                                        New York, New York 10017
                                        Attention:       Nancy Sun
                                        Telephone No.:   (212) 503-8352
                                        Telecopy No.:    (212) 503-7173


                                        Payment Office:

                                        Bank of America Illinois
                                        231 South LaSalle Street, 9J
                                        Chicago, Illinois  60697
                                        Telecopy No.:    (312) 828-5140


                                        Commitment:      $32,000,000.00
                                        Pro Rata Share:  4.00000000000%

                                        BANK OF MONTREAL,
                                        as a Bank


                                        By: /s/ Yvonne Bos
                                            -------------------------
                                            Name:  Yvonne Bos
                                            Title:  Managing Director


                                        Notice Address:

                                        Bank of Montreal
                                        16th Floor
                                        430 Park Avenue
                                        New York, New York 10022
                                        Attention:       Michael Andres
                                        Telephone No.:   (212) 605-1632
                                        Telecopy No.:    (212) 605-1648


                                        Payment Office:

                                        Bank of Montreal
                                        115 S. LaSalle Street
                                        Chicago, Illinois 60603


                                        Commitment:      $32,000,000.00
                                        Pro Rata Share:  4.00000000000%

                                        THE BANK OF NEW YORK,
                                        as a Bank


                                        By: /s/ Vincent L. Pacilio
                                            -------------------------
                                            Name:  Vincent L. Pacilio
                                            Title:  Vice President


                                        Notice Address and Payment Office:

                                        The Bank of New York
                                        16th Floor
                                        One Wall Street
                                        New York, New York 10286
                                        Attention:       Vincent L. Pacilio
                                        Telephone No.:   (212) 635-8692
                                        Telecopy No.:    (212) 635-8593


                                        Commitment:      $32,000,000.00
                                        Pro Rata Share:  4.00000000000%

                               CHEMICAL BANK,
                               as a Bank


                               By: /s/  John C. Coffin
                                   -----------------------
                                   Name:  John C. Coffin
                                   Title:  Vice President


                               Notice Address:

                               Chemical Bank
                               270 Park Avenue
                               New York, New York 10017
                               Attention:       Hector Guenther
                               Telephone No.:   (212) 270-9685
                               Telecopy No.:    (212) 270-2056


                               Payment Office:

                               Chemical Bank
                               Loan Services Department
                               52 Broadway
                               New York, New York 10015
                               Attention:       Pedro Valetin


                               Commitment:      $32,000,000.00
                               Pro Rata Share:  4.00000000000%

                                        THE DAI-ICHI KANGYO BANK, LTD.,
                                        as a Bank


                                        By: /s/  Robert Gallagher
                                            --------------------------------
                                            Name:  Robert Gallagher
                                            Title:  Assistant Vice President


                                        Notice Address and Payment Office:

                                        The Dai-Ichi Kangyo Bank, Ltd.
                                        Suite 4911
                                        One World Trade Center
                                        New York, New York  10048
                                        Attention:       Seiji Imai
                                        Telephone No.:   (212) 432-8441
                                        Telecopy No.:    (212) 524-0579


                                        Commitment:      $32,000,000.00
                                        Pro Rata Share:  4.00000000000%

                                        DEUTSCHE BANK AG NEW YORK AND/OR
                                        CAYMAN ISLANDS BRANCHES,
                                        as a Bank


                                        By: /s/  Alain M. Bolea
                                            ---------------------
                                            Name:  Alain M. Bolea
                                            Title:  Director


                                        By: /s/  Bina R. Dabbah
                                            ----------------------
                                            Name:  Bina R. Dabbah
                                            Title:  Vice President


                                        Notice Address and Payment Office:

                                        Deutsche Bank AG New York and/or
                                        Cayman Islands Branches
                                        24th Floor
                                        31 W. 52nd Street
                                        New York, New York 10019
                                        Attention:       Allain Bolea
                                        Telephone No.:   (212) 474-8250
                                        Telecopy No.:    (212) 474-8256


                                        Commitment:      $32,000,000.00
                                        Pro Rata Share:  4.00000000000%

                                        FIRST FIDELITY BANK, NATIONAL
                                        ASSOCIATION
                                        as a Bank


                                        By: /s/  Robert K. Strunk, II
                                            ---------------------------
                                            Name:  Robert K. Strunk, II
                                            Title:  Vice President


                                        Notice Address and Payment Office:

                                        First Fidelity Bank, National
                                        Association
                                        550 Broad Street
                                        B55005
                                        Newark, New Jersey 07102
                                        Attention:       Robert K. Strunk, II
                                        Telephone No.:   (201) 565-6663
                                        Telecopy No.:    (201) 565-6681


                                        Commitment:      $32,000,000.00
                                        Pro Rata Share:  4.00000000000%

                                        THE FIRST NATIONAL BANK OF BOSTON,
                                        as a Bank


                                        By: /s/  Mary Etta Schneider
                                            --------------------------
                                            Name:  Mary Etta Schneider
                                            Title:  Managing Director


                                        Notice Address and Payment Office:

                                        The First National Bank of Boston
                                        100 Federal Street
                                        Boston, Massachusetts  02110
                                        Attention:       Mary Etta Schneider
                                                         Keith Wilson
                                        Telephone No.:   (617) 434-7217
                                        Telecopy No.:    (617) 434-3401


                                        Commitment:      $32,000,000.00
                                        Pro Rata Share:  4.00000000000%

                                        THE FUJI BANK, LIMITED,
                                        NEW YORK BRANCH,
                                        as a Bank


                                        By: /s/  Gina Kearns
                                            --------------------------------
                                            Name:  Gina Kearns
                                            Title:  Vice President & Manager


                                        Notice Address and Payment Office:

                                        The Fuji Bank, Limited, New York Branch
                                        79th Floor
                                        Two World Trade Center
                                        New York, New York 10048
                                        Attention:       Chigusa Tada
                                        Telephone No.:   (212) 898-2067
                                        Telecopy No.:    (212) 912-0516


                                        Commitment:      $32,000,000.00
                                        Pro Rata Share:  4.00000000000%

                                        MARINE MIDLAND BANK,
                                        MEMBER HSBC GROUP,
                                        as a Bank


                                        By: /s/  Jeffrey Fuglestad
                                            ------------------------
                                            Name:  Jeffrey Fuglestad
                                            Title:  Vice President


                                        Notice Address and Payment Office:

                                        Marine Midland Bank
                                        140 Broadway, 6th Floor
                                        New York, New York  10015
                                        Attention:       Jeffrey Fuglestad
                                        Telephone No.:   (212) 658-1928
                                        Telecopy No.:    (212) 658-6445


                                        Commitment:      $32,000,000.00
                                        Pro Rata Share:  4.00000000000%

                                        MELLON BANK, N.A.,
                                        as a Bank


                                        By: /s/  Mary McManus
                                            -----------------------
                                            Name:  Mary McManus
                                            Title:  Banking Officer


                                        Notice Address and Payment Office:

                                        Mellon Bank, N.A.
                                        One Mellon Bank Center
                                        Pittsburgh, Pennsylvania  15258-0001
                                        Attention:       Mary McManus
                                        Telephone No.:   (412) 236-2473
                                        Telecopy No.:    (412) 234-6375


                                        Commitment:      $32,000,000.00
                                        Pro Rata Share:  4.00000000000%

                                        THE MITSUBISHI BANK, LIMITED,
                                        as a Bank


                                        By: /s/  Paula Mueller
                                            ----------------------
                                            Name:  Paula Mueller
                                            Title:  Vice President


                                        Notice Address and Payment Office:

                                        The Mitsubishi Bank
                                        225 Liberty Street
                                        Two World Financial Center
                                        New York, New York 10281
                                        Attention:       Paula Mueller
                                        Telephone No.:   (212) 667-2890
                                        Telecopy No.:    (212) 667-3562


                                        Commitment:      $32,000,000.00
                                        Pro Rata Share:  4.00000000000%

                                        NATIONAL WESTMINSTER BANK PLC,
                                        as a Bank


                                        By: /s/  David Apps
                                            ----------------------
                                            Name:  David Apps
                                            Title:  Vice President


                                        Notice Address and Payment Office:

                                        National Westminster Bank PLC
                                        Level 29
                                        175 Water Street
                                        New York, New York 10038
                                        Attention:       David Apps
                                        Telephone No.:   (212) 602-4221
                                        Telecopy No.:    (212) 602-4256


                                        Commitment:      $32,000,000.00
                                        Pro Rata Share:  4.00000000000%

                                        THE NORTHERN TRUST COMPANY,
                                        as a Bank


                                        By: /s/  Stacy O'Daffer
                                            ----------------------------------
                                            Name:  Stacy O'Daffer
                                            Title:  Commercial Banking Officer


                                        Notice Address and Payment Office:

                                        The Northern Trust Company
                                        50 South LaSalle B-11
                                        Chicago, Illinois  60675
                                        Attention:       Stacy Chuchro O'Daffer
                                        Telephone No.:   (312) 630-0582
                                        Telecopy No.:    (312) 444-3508


                                        Commitment:      $32,000,000.00
                                        Pro Rata Share:  4.00000000000%

                                        THE SANWA BANK, LIMITED,
                                        as a Bank


                                        By: /s/  Dominic J. Sorresso
                                            --------------------------
                                            Name:  Dominic J. Sorresso
                                            Title:  Vice President


                                        Notice Address and Payment Office:

                                        The Sanwa Bank, Limited
                                        Park Avenue Plaza
                                        55 East 52nd Street
                                        New York, New York  10055
                                        Attention:       Dominic J. Sorresso
                                        Telephone No.:   (212) 339-6194
                                        Telecopy No.:    (212) 754-1304


                                        Commitment:      $32,000,000.00
                                        Pro Rata Share:  4.00000000000%

                                        SOCIETE GENERALE,
                                        as a Bank


                                        By: /s/  Carolyn Alves
                                            ----------------------
                                            Name:  Carolyn Alves
                                            Title:  Vice President


                                        Notice Address and Payment Office:

                                        Societe Generale
                                        1221 Avenue of the Americas
                                        New York, New York 10020
                                        Attention:       Carolyn Alves
                                        Telephone No.:   (212) 278-6884
                                        Telecopy No.:    (212) 278-6240


                                        Commitment:      $32,000,000.00
                                        Pro Rata Share:  4.00000000000%

                                        THE TORONTO-DOMINION BANK,
                                        as a Bank


                                        By: /s/  Lisa Allison
                                            -----------------------
                                            Name:  Lisa Allison
                                            Title:  Mgr. Cr. Admin.


                                        Notice Address:

                                        The Toronto-Dominion Bank
                                        31 West 52nd Street
                                        New York, New York  10019
                                        Attention:       Peter Foley
                                        Telephone No.:   (212) 468-0710
                                        Telecopy No.:    (212) 468-1928


                                        Payment Office:

                                        The Toronto-Dominion Bank
                                        909 Fannin
                                        Houston, Texas  77010
                                        Attention:       Warren Finley
                                        Telephone No.:   (713) 653-8208
                                        Telecopy No.:    (713) 951-9921


                                        Commitment:      $32,000,000.00
                                        Pro Rata Share:  4.00000000000%

                                        YASUDA TRUST AND BANKING CO., LTD.
                                        NEW YORK BRANCH,
                                        as a Bank


                                        By: /s/  Neil T. Chau
                                            ----------------------------
                                            Name:  Neil T. Chau
                                            Title:  First Vice President


                                        Notice Address and Payment Office:

                                        Yasuda Trust and Banking Co., Ltd.
                                        New York Branch
                                        Suite 801
                                        666 Fifth Avenue
                                        New York, New York 10103
                                        Attention:       Nicholas D. Pullen
                                        Telephone No.:   (212) 373-5720
                                        Telecopy No.:    (212) 373-5796


                                        Commitment:      $32,000,000.00
                                        Pro Rata Share:  4.00000000000%

ACKNOWLEDGED AND AGREED:


                                        BANK OF AMERICA NT&SA
                                        as an Exiting Bank



                                        By: /s/  R. Vernon Howard, Jr.
                                            ----------------------------
                                            Name:  R. Vernon Howard, Jr.
                                            Title:  Vice President

                                                                       EXHIBIT A

                            [FORM OF REVOLVING NOTE]

           THIS IS AN AMENDMENT AND RESTATEMENT OF A PROMISSORY NOTE
            MADE BY BORROWER TO PAYEE DATED NOVEMBER 12, 1991, WHICH
              PROMISSORY NOTE WAS PREVIOUSLY AMENDED AND RESTATED
                             AS OF NOVEMBER 8, 1993


                               MCGRAW-HILL, INC.

                                PROMISSORY NOTE


                                                              New York, New York

$[1]                                                                    [2]



         FOR VALUE RECEIVED, MCGRAW-HILL, INC., a New York corporation (the "BORROWER"), promises to pay to the order of [3] (the "PAYEE"), on or before the Final Maturity Date, the lesser of (x) [4] ($[5]) and (y) the unpaid principal amount of all advances made by the Payee to the Borrower as Syndicated Loans under the Credit Agreement referred to below. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement referred to below.

         The Borrower also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement dated as of November 12, 1991, as amended by that certain First Amendment dated as of November 8, 1993 and that certain Second Amendment dated as of November 7, 1994 (such Credit Agreement, as amended, amended and restated,
__________________________________

1  Insert amount of Bank's Commitment in numbers.

2  Insert Second Amendment Effective Date.

3  Insert name of Bank in capital letters.

4  Insert amount of Bank's Commitment in words.

5  Insert amount of Bank's Commitment in numbers.

supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT") among the Borrower, the Banks listed therein and Bankers Trust Company, as Agent.

         This Note is one of the Borrower's "Revolving Notes" and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Syndicated Loans evidenced hereby were made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds to Bankers Trust Company, as Agent, at its office located at One Bankers Trust Plaza, New York, New York, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Until notified in writing of the transfer of this Note, the Borrower and the Agent shall be entitled to deem the Payee or such person who has been so identified by the transferor in writing to the Borrower and the Agent as the holder of this Note, as the owner and holder of this Note. Each of the Payee and any subsequent holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part thereof it will make a notation on the Schedule attached hereto of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Borrower hereunder with respect to payments of principal or interest on this Note.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note; provided, however, that in the event that the day on which payment relating to a Eurodollar Rate Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the next preceding Business Day.

         This Note is subject to mandatory prepayment as provided in Section 2.8C(i) of the Credit Agreement and prepayment at the option of the Borrower as provided in Section 2.8B(i) of the Credit Agreement.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         The Borrower promises to pay all costs and expenses, including attorneys' fees, all as provided in Section 9.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. The Borrower hereby consents to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         The Credit Agreement and this Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflict of laws.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place written above.

                                        MCGRAW-HILL, INC.



                                        By:
                                           ----------------------
                                           Name:
                                           Title:

                REVOLVING LOANS AND PRINCIPAL PAYMENTS SCHEDULE



                                                                             Outstanding
                       Type of          Amount of          Amount of         Principal
                      Loan Made         Loan Made        Principal Paid       Balance           Notation
       Date           This Date         This Date          This Date         This Date           Made By
       ----           ---------         ---------        --------------   ---------------       ---------



                                                                       EXHIBIT B

                           [FORM OF SWING LINE NOTE]

           THIS IS AN AMENDMENT AND RESTATEMENT OF A PROMISSORY NOTE
            MADE BY BORROWER TO PAYEE DATED NOVEMBER 12, 1991, WHICH
              PROMISSORY NOTE WAS PREVIOUSLY AMENDED AND RESTATED
                             AS OF NOVEMBER 8, 1993


                               MCGRAW-HILL, INC.

                                SWING LINE NOTE


                                                              New York, New York

$75,000,000                                                             [1]



         FOR VALUE RECEIVED, MCGRAW-HILL, INC., a New York corporation (the "BORROWER"), promises to pay to the order of BANKERS TRUST COMPANY (the "PAYEE"), on or before the Final Maturity Date, the lesser of (x)
SEVENTY-FIVE MILLION DOLLARS ($75,000,000) and (y) the unpaid principal amount of all advances made by the Payee to the Borrower as Swing Line Loans under the Credit Agreement referred to below. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement referred to below.

         The Borrower also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement dated as of November 12, 1991, as amended by that certain First Amendment dated as of November 8, 1993 and that certain Second Amendment dated as of November 7, 1994 (such Credit Agreement, as amended, amended and restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT") among the Borrower, the Banks listed therein and Bankers Trust Company, as Agent.

         This Note is the Borrower's "Swing Line Note" and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Swing Line Loans evidenced hereby were made and are to be repaid.

- - -----------------------------------------
1  Insert Second Amendment Effective Date.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds to Bankers Trust Company, as Agent, at its office located at One Bankers Trust Plaza, New York, New York, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Until notified in writing of the transfer of this Note, the Borrower and the Agent shall be entitled to deem the Payee or such person who has been so identified by the transferor in writing to the Borrower and the Agent as the holder of this Note, as the owner and holder of this Note. Each of the Payee and any subsequent holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part thereof it will make a notation on the Schedule attached hereto of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Borrower hereunder with respect to payments of principal or interest on this Note.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

         This Note is subject to mandatory prepayment as provided in Section 2.8C(ii) of the Credit Agreement and prepayment at the option of the Borrower as provided in Section 2.8B(i) of the Credit Agreement.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or of the Credit Agreement shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         The Borrower promises to pay all costs and expenses, including attorneys' fees, all as provided in Section 9.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. The Borrower hereby consents to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         The Credit Agreement and this Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflict of laws.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place written above.

                                        MCGRAW-HILL, INC.



                                        By:
                                           ------------------------
                                           Name:
                                           Title:

                        TRANSACTIONS ON SWING LINE NOTE



                                                                             Outstanding
                       Type of          Amount of          Amount of          Principal
                      Loan Made         Loan Made        Principal Paid        Balance           Notation
       Date           This Date         This Date          This Date          This Date           Made By
       ----           ---------         ---------        --------------    ---------------       ---------



                                                                       EXHIBIT C

                       [LETTERHEAD OF MCGRAW HILL, INC.]





                                     [Date]



To each of the Banks listed
on Schedule I hereto:

         I am the General Counsel of McGraw-Hill, Inc., a New York corporation (the "BORROWER"). This opinion is being furnished to you pursuant to Section
4.6 of that certain Second Amendment to the Credit Agreement (the "SECOND AMENDMENT") dated as of November 7, 1994, among the Borrower, each of the Banks (the "BANKS") listed therein and Bankers Trust Company, as Agent (the "Agent"). The undersigned has prepared this opinion and delivered it to the Banks for their benefit at the request of the Borrower. Unless otherwise defined herein, the meanings of the capitalized terms used in this opinion shall be the same as those in the Second Amendment.

         I advise you that, in my opinion:

         1. The Borrower is and each Material Subsidiary of the Borrower is a corporation duly organized, validly existing and in corporate good standing under the laws of its state of incorporation and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now conducted and proposed to be conducted. The Borrower is in good standing in each jurisdiction in which the nature of the business conducted or the properties or assets owned or leased by it makes such qualification reasonably necessary and where the failure to qualify would have a Material Adverse Effect.

         2. The Borrower has all requisite corporate power and authority to execute and deliver the Second Amendment and to carry out the transactions contemplated thereby and to issue, deliver and make payments in respect of the Second Amended and Restated Notes. The execution, delivery and performance of the Second Amendment have been duly authorized by all necessary corporate action by the Borrower and the issuance, delivery and making of payments in respect of the Second Amended and Restated Notes have been duly authorized by all necessary corporate action by the Borrower.

         3. The execution, delivery and performance by the Borrower of the Second Amendment, the issuance, delivery and making of payments in respect of the Second Amended and Restated Notes by the Borrower and the consummation of any transaction contemplated by the Second Amendment do not and will not (i) violate any provision of law applicable to the Borrower, or any of its Material Subsidiaries, the Certificate of Incorporation or By-laws of the Borrower or any of its Material Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Material Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of the Borrower or any of its Material Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the material properties or assets of the Borrower or any of its Material Subsidiaries or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of the Borrower or any of its Material Subsidiaries other than such approvals or consents which have been obtained or will be obtained on or before the Second Amendment Effective Date; except for any violation, conflict, default, breach, Lien or lack of approval the existence of which would not have a Material Adverse Effect.

         4. The Second Amendment and the Second Amended and Restated Notes each constitute a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms except (i) that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity). The Borrower has duly executed and delivered the Second Amendment and the Second Amended and Restated Notes.

         5. The execution, delivery and performance by the Borrower of the Second Amendment and the issuance, delivery and making of payments in respect of the Second Amended and Restated Notes by the Borrower do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body other than any such registration, consent, approval, notice or other action which has been duly made, given or taken.

         6. The Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         7. The Borrower is not subject to regulation under any federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed as contemplated by the Second Amendment or by the Second Amended and Restated Notes.

         8. The Borrower is not engaged, directly or indirectly, principally, or as one of its important activities, in the business of extending, or arranging for the extension of, credit for the purpose of purchasing or carrying any margin stock, within the meaning of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

         I am admitted to practice law in the State of New York. No opinion is expressed herein with respect to any laws other than those of the State of New York and the United States.

                                                   Very truly yours,

                                   SCHEDULE I



Bankers Trust Company
Bank of America Illinois
Bank of Montreal
The Bank of New York
The Chase Manhattan Bank, N.A.
Chemical Bank
Citibank, N.A.
The Dai-Ichi Kangyo Bank, Ltd.
Deutsche Bank AG New York and/or Cayman Islands Branches
First Fidelity Bank, National Association
The First National Bank of Boston
The Fuji Bank, Limited, New York Branch
Marine Midland Bank, member HSBC group
Mellon Bank, N.A.
The Mitsubishi Bank, Limited
National Westminster Bank PLC
The Northern Trust Company
The Sanwa Bank, Limited
Societe Generale
The Toronto-Dominion Bank
Yasuda Trust and Banking Co., Ltd. New York Branch